58595
                                  [LOGO] ARGO

                                  BANCORP, INC.

               INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

NUMBER                                                      SHARES
-------                                                     ------
GW
-------

GOODWILL CONVERTIBLE                                 CUSIP 040125 20 5
  PREFERRED STOCK                           SEE REVERSE FOR CERTAIN DEFINITIONS


 THIS CERTIFIES THAT





is the owner of



                     FULLY PAID AND NONASSESSABLE SHARES OF
         GOODWILL CONVERTIBLE PREFERRED STOCK, $0.005 PAR VALUE PER SHARE OF

                                  ARGO BANCORP, INC.

(the "Corporation") a Delaware Corporation. The shares represented by this Certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof or by his duly authorized Attorney or legal representative upon surrender of this Certificate properly endorsed. This Certificate is non withdrawable and not of an insurable type. Such shares are not insured by the Federal government. The Certificate is not valid until countersigned and registered by the Corporation's Transfer Agent and Registrar.

       IN WITNESS WHEREOF the Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.
                      Countersigned and Registered:
                                   HARRIS TRUST AND SAVINGS BANK
                                                               Transfer Agent
                                                                and Registrar
Date:
                      By
                                                         Authorized Signature


/s/ Frances M. Pitts               [Seal]                /s/ John G. Yedinak

EXECUTIVE VICE PRESIDENT                                 CHAIRMAN & CHIEF
& CORPORATE SECRETARY                                    EXECUTIVE OFFICE

                                ARGO BANCORP, INC.


THESE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS, OFFERED OR SOLD PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENT OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, AND ARGO BANCORP, INC. SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

   The shares represented by this Certificate are issued subject to the provisions of the Certificate of Incorporation, Certificate of Designation, and By-Laws of Argo Bancorp, Inc. (the "Corporation") as from time to time amended (copies of which are on file at the principal executive offices of the Corporation).

   The Corporation will furnish to any stockholder upon request and without charge a full description of each class of stock and any series thereof.


   The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -as tenants in common

TEN ENT -as tenants by the entireties

JT TEN  -as joint tenants with right of
         survivorship and not as tenants in common

UNIF GIFT MIN ACT -

           Custodian
----------           --------------
  (Cust)                 (Minor)
under Uniform Gifts to Minors Act

-----------------------------------
            (State)

    Additional abbreviations may also be used though not in the above list.

For value received,                     hereby sell, assign and transfer unto
                   --------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE


------------------------------------------------------------------------------

------------------------------------------------------------------------------
                  Please print or typewrite name and address,
                    including postal zip code, of assignee

------------------------------------------------------------------------shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------Attorney,
to transfer the said shares on the books of the within named Corporation, with full power of substitution.


Dated
      -------------------------   -------------------------------------
                                                 Signature

                                  -------------------------------------
                                                 Signature

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.